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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of December __, 2001 among DEAN FOODS COMPANY (formerly known as Suiza Foods Corporation, by change of name only), a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower from time to time party hereto (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor", and collectively the "Obligors") and FIRST UNION NATIONAL BANK, in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of July 31, 2001 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders, the Administrative Agent, Bank One, NA, as syndication agent, and Fleet National Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of North Carolina on the date hereof are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commingled Goods, Consumer Goods, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party.

                  (b) In addition, the following terms shall have the following meanings:


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                  "Bank One Purchase Agreement" means that certain Amended and
         Restated Receivables Purchase Agreement, dated as of December __, 2001, among Suiza Receivables, L.P., and the Servicers, the Permitted Receivables Financing Obligors and other Originators party thereto and the Financial Institutions party thereto, and Bank One, NA (Main Office Chicago), as Agent, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

                  "Bank One Sale Agreement" means that certain Receivables Sale Agreement dated as of June 30, 2000, among Suiza Receivables, L.P., Morningstar Receivables Corp., Permitted Receivables Financing Obligors and the other Originators party thereto, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

                  "Collection Account" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited.

                  "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

                  "Copyright Licenses" means any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.

                  "Copyrights" means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.

                  "Excluded Ownership Interests" means (i) all Capital Stock, partnership interests, membership interests and other ownership interests now owned or hereafter acquired, from time to time, by Dean Holding Company [new name of entity into which Dean Foods Company is merging] or any of its Subsidiaries, and issued by a Subsidiary of Dean Holding Company that owns any real property, and (ii) thirty-four percent (34%) of the issued and outstanding Capital Stock, partnership interests, membership interests and other ownership interests issued by any Foreign Subsidiary of Borrower.

                  "Excluded Receivables" means the following property:

                  (a) all Receivables (other than Receivables of a Permitted Receivables Financing Obligor arising after the Termination Date for such Permitted Receivables Financing Obligor) and inventory but only to the extent the financing or lease of which



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         gives rise to any Receivable (other than Receivables of a Permitted
         Receivables Financing Obligor arising after the Termination Date for such Permitted Receivables Financing Obligor);

                  (b) all Related Security;

                  (c) all Collections;

                  (d) all books and records of each Permitted Receivables Financing Obligor related to any of the foregoing;

                  (e) all other rights and payments relating to any Receivable;

                  (f) all general partnership interests (but not a limited partnership interests) of Suiza Receivables, L.P.; and

                  (g) all proceeds and products of any of the foregoing.

                  For the avoidance of doubt, "Excluded Receivables" shall include all Receivables, all Collections, Related Security, each Lock-Box and Collection Account, the Transfer Agreement, all other rights and payments relating to the Receivables and all proceeds of the foregoing (for purposes of this sentence each capitalized term used in this sentence shall have the meaning set forth in, or incorporated by reference into, the Bank One Sale Agreement).

                  "Lock-Box" means each locked postal box to which Collections are sent.

                  "Patent License" means all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.

                  "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.

                  "Performance Undertaking" has the meaning set forth in the Receivables Purchase Agreement and shall mean the guaranty or support obligations undertaken by Borrower or one or more of its Subsidiaries in respect of the obligations of a Permitted Receivables Financing Obligor pursuant to an agreement entered into in connection with a Permitted Receivables Financing.

                  "Permitted Receivables Financing Obligor" means any Obligor that is now or hereafter a party to a Permitted Receivables Financing.



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                  "Receivable" means all indebtedness and other obligations owed to a Permitted Receivables Financing Obligor (at the time it arises, and before giving effect to any transfer or conveyance under any Permitted Receivables Financing) or in which such Permitted Receivables Financing Obligor has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Permitted Receivables Financing Obligor, and further includes, without limitation, the obligation to pay any finance charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Receivables Obligor or Permitted Receivables Financing Obligor treats such indebtedness, rights or obligations as a separate payment obligation.

                  "Receivables Contract" means with respect to any Receivable, any and all written agreements pursuant to which such Receivable arises or that evidences such Receivable.

                  "Receivables Obligor" means a Person obligated to make payments pursuant to a Receivables Writing or Receivables Contract.

                  "Receivables Purchase Agreement" means the Bank One Purchase Agreement or any comparable agreement entered into in connection with any other Permitted Receivables Financing, or both, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

                  "Receivables Records" means, with respect to any Receivable, all Receivables Writings or Receivables Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefore and the related Receivables Obligor.

                  "Receivables Sale Agreement" means the Bank One Sale Agreement or any comparable agreement entered into in connection with any other Permitted Receivables Financing, or both, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

                  "Receivables Transfer Agreement" means that certain Receivables Transfer Agreement dated as of June 30, 2000, between Morningstar Foods Inc. and Morningstar Receivables Corp., or any comparable agreement entered into in connection with any other Permitted Receivables Financing, or both, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.



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                  "Receivables Writing" means, with respect to any Receivable, any and all instruments, invoices, purchase orders or other writings (which may be electronic) (other than Receivables Contracts) pursuant to which such Receivable arises or that evidences such Receivable.

                  "Related Security" means, with respect to any Receivable: (a) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Receivables Writing or Receivables Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable; (b) all guaranties, letters of credit, insurance, "supporting obligations" (within the meaning of Section 9-102(a) of the Uniform Commercial Code as in effect from time to time in all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Receivables Writing or Receivables Contract related to such Receivable or otherwise; (c) all service contracts and other contracts and agreements associated with such Receivable; (d) all Receivables Records related to such Receivable; (e) all of the Permitted Receivables Financing Obligor's right, title and interest in, to and under the Receivables Sale Agreement and the Receivables Transfer Agreement in respect of such Receivable and all of Suiza Receivables, L.P.'s right, title and interest in, to and under the Performance Undertaking; (f) all of each Permitted Receivables Financing Obligor's interest in the inventory and goods (constituting returned or repossessed inventory or goods with respect to which a Receivable has previously been generated) but only to the extent the sale, financing or lease of which by such Permitted Receivables Financing Obligor gave rise to such Receivable, and all insurance contracts with respect thereto; (g) all of each Permitted Receivables Financing Obligor's right, title and interest in each Lock-Box and each Collection Account; and (h) all proceeds of any of the foregoing.

                  "Secured Obligations" means the collective reference to all of the Credit Party Obligations, now existing or hereafter arising pursuant to the Credit Documents or any Hedging Agreement between a Credit Party and any Lender, owing from the Borrower or any other Credit Party to any Lender or the Administrative Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  "Termination Date" means (a) with respect to any Excluded Receivable related to the Bank One Purchase Agreement or the Bank One Sale Agreement or the transactions contemplated by such agreements, the date on which the Aggregate Unpaids (as defined in the Bank One Purchase Agreement) have been indefeasibly paid in full and the Bank One Purchase Agreement terminates in accordance with its terms and (b) with respect to any other Excluded Receivable, the date the Permitted Receivables Financing Obligor that originated the Receivable related to such Excluded Receivable ceases to transfer Receivables pursuant to the Permitted Receivables Financing to which it is a party upon the termination of such Permitted Receivables Financing.



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                  "Trademark License" means any agreement, written or oral,
         providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule 3.16 to the Credit Agreement.

                  "Trademarks" means (a) all trademarks, trade names, corporate names, fictitious business names, trade dress and service marks, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all renewals thereof.

                  "Work" means any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the personal property of the Obligors, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral") including, without limitation, the following:

                                    (a) all Accounts;

                                    (b) all cash and currency;

                                    (c) all Chattel Paper;

                                    (d) those certain Commercial Tort Claims set
                           forth on Schedule 2(d) attached hereto;

                                    (e) all Copyrights;

                                    (f) all Copyright Licenses;

                                    (g) all Deposit Accounts;

                                    (h) all Documents;

                                    (i) all Equipment;

                                    (j) all Fixtures;



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                                    (k) all General Intangibles;

                                    (l) all Instruments;

                                    (m) all Inventory;

                                    (n) all Investment Property;

                                    (o) all Letter-of-Credit Rights;

                                    (p) all Patents;

                                    (q) all Patent Licenses;

                                    (r) all Software;

                                    (s) all Supporting Obligations;

                                    (t) all Trademarks;

                                    (u) all Trademark Licenses; and

                                    (v) all Accessions to and Proceeds of any
                           and all of the foregoing.

provided, that, notwithstanding the foregoing, Collateral shall expressly exclude and no security interest shall attach to the Excluded Receivables and the Excluded Ownership Interests.

         The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License, or any other license or lease, to the extent and only for so long as such item of intellectual property, license or lease contains a legally enforceable restriction on the granting of a security interest therein.

         3.       Provisions Relating to Accounts.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of



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         the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) At any time after the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. At any time after the occurrence and during the continuation of an Event of Default, the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between a Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Legal Name and Location of Obligor; Location of Collateral. Such Obligor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months has been) as set forth on the signature pages hereto. The principal place of business and chief executive office of such Obligor is as set forth on Schedule 4(a) attached hereto. Such Obligor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth on Schedule 4(a) attached hereto. All Collateral consisting of Goods is located solely in the states identified on
         Schedule 4(a) attached hereto.

                  (b) Ownership. Such Obligor is the legal and beneficial owner of the Collateral which it purports to own, and such Obligor has the right to pledge, sell, assign or transfer the Collateral.

                  (c) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be



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         perfected by filing or otherwise under the UCC, free and clear of all
         Liens except for Permitted Liens.

                  (d) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Manufactured Homes, or (iv) Standing Timber.

                  (e) Accounts. With respect to the Accounts of the Obligors:
         (i) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be; (ii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by an Obligor or for services actually rendered by an Obligor, which transaction was conducted in the ordinary course of the Obligor's business and was completed in accordance with the terms of any documents pertaining thereto; (iii) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and except for Permitted Liens; (iv) no Account of an Obligor in excess of $1,000,000 pursuant to the original invoice related thereto is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Administrative Agent; (v) the amount of each Account as shown on the applicable Obligor's books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the applicable Obligor and is not in any way contingent; (vi) no Account is evidenced by a judgment, there are no set-offs, counterclaims or disputes existing or asserted with respect to any Account in excess of $1,000,000 pursuant to the original invoice related thereto, and no Obligor has made any agreement with any account debtor for any deduction from any Account except a discount or allowance for prompt payment allowed by the applicable Obligor in the ordinary course of its business; (vii) there are no facts, events or occurrences which in any material respect impair the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the applicable Obligor's books and records and all invoices and statements delivered to the Administrative Agent with respect thereto; (viii) each Account is assignable; (ix) the account debtor with respect to each Account has the capacity to contract; (x) there are no proceedings or actions which are threatened or pending against any account debtor with respect to any Account; and
         (xi) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose except in the ordinary course of business.

                  (f) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                  (g) Equipment. With respect to each Obligor's Equipment: (i) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Obligor's business; and (ii) no Equipment used in the conduct of such Obligor's business



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         is leased, except for non-material items and to the extent permitted under the Credit Agreement.

                  (h) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligors' knowledge, complete, valid, and genuine.

                  (i) Copyrights, Patents and Trademarks.

                                    (i) Schedule 3.16 to the Credit Agreement
                  includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks (except for non-material unregistered trademarks and service marks) and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

                                    (ii) Each Copyright, Patent and Trademark of
                  such Obligor is valid, subsisting, unexpired and enforceable.

                                    (iii) Except as set forth in Schedule 3.16
                  to the Credit Agreement, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                                    (iv) No holding, decision or judgment has
                  been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                                    (v) No action or proceeding is pending
                  seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark, except as disclosed in writing to the Lenders.

                                    (vi) All applications pertaining to the
                  Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable, except as could not have or reasonably be expected to have a Material Adverse Effect.

                                    (vii) Except for licenses to third parties
                  in the ordinary course of business, no Obligor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of such Obligor hereunder.

                  (j) Restrictions on Security Interest. None of the Obligors is party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.



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

                  (k) Binding Agreement. This Security Agreement has been duly authorized, executed and delivered by the Obligors and constitutes a legal, valid and binding obligation of the Obligors enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy or insolvency laws or by general principles of equity.

         5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between a Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Administrative Agent, nor any Lender authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

                  (c) Instruments/Tangible Chattel Paper/Documents. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Obligor shall ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly indorsed in a manner satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent's security interest in such Tangible Chattel Paper.

                  (d) Changes in Corporate Structure or Location. Not, without providing written notice to the Administrative Agent and without filing such amendments to any previously filed financing statements as the Administrative Agent may require within thirty (30) days thereafter,
         (a) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (b) change its state of incorporation or formation or (c) change its registered corporate name.

                  (e) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in
         Section 3.19(b) of the Credit Agreement.

                  (f) Filing of Financing Statements, Notices, etc. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Each Obligor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Administrative Agent may reasonably request and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 5(f)(i) attached hereto, (B) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and (C) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto,
         (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Obligor hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Obligor any such notices or similar documents which in the Administrative Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any Letter of Credit or any Hedging Agreement between a Credit Party and any Lender shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Each Obligor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.

                  (g) Control. Each Obligor shall execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of:

                           (i) Deposit Accounts;

                           (ii) Investment Property;

                           (iii) Letter-of-Credit Rights; and

                           (iv) Electronic Chattel Paper.

                  (h) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Administrative Agent of such possession, (ii) upon the request of the Administrative Agent, notify such Person of the Administrative Agent's security interest for the benefit of the Lenders in such Collateral, (iii) upon the request of the Administrative Agent, instruct such Person to hold all such Collateral for the Administrative Agent's account and subject to the Administrative Agent's instructions and (iv) upon the request of the Administrative Agent, obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

                  (i) Treatment of Accounts.

                           (i) Not grant or extend the time for payment of any
                  Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business, and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

                  (j) Covenants Relating to Copyrights.

                                    (i) Employ the Copyright for each Work with
                  such notice of copyright as may be required by law to secure copyright protection.

                                    (ii) Not do any act or knowingly omit to do
                  any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                                    (iii) Not make any assignment or agreement
                  in conflict with the security interest in the Copyrights of each Obligor hereunder other than in the ordinary course of business.

                  (k) Covenants Relating to Patents and Trademarks.

                                    (i) Subject to each Obligor's reasonable
                  business judgment, (A) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

                                    (ii) Not do any act, or omit to do any act,
                  whereby any material Patent may become abandoned or dedicated.

                                    (iii) Promptly notify the Administrative
                  Agent if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

                                    (iv) Whenever an Obligor, either by itself
                  or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Administrative Agent in accordance with the terms of the Credit Agreement. Upon request of the Administrative Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

                                    (v) Take all reasonable and necessary steps,
                  including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of all material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                                    (vi) Promptly notify the Administrative
                  Agent and the Lenders after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                                    (vii) Except for licenses to third parties
                  in the ordinary course of business, not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder.

                  (l) New Patents, Copyrights and Trademarks. In accordance with the terms of the Credit Agreement, provide the Administrative Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or
         (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest of the Administrative Agent for the benefit of the Lenders in the Copyright, Patent or Trademark which is the subject of such new application.

                  (m) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

                  (n) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent's security interest in any Commercial Tort Claims.

                  (o) Maintain Collateral as Personal Property. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property.

         6. Advances by Lenders. On failure of any Obligor to perform any of the covenants or agreements contained herein, upon ten days' prior written notice to such Obligor (unless such delay would be adverse to the interests of the Lenders and, in such event, as the Administrative Agent deems necessary) the Administrative Agent may, at its sole option and in its reasonable discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent or the Lenders may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.10(b) of the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Hedging Agreement. The Administrative Agent or the Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7. Events of Default.

         The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

         8. Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in the Hedging Agreements or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties,
         (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Administrative Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Administrative Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Administrative Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in or under or related to a case under the Bankruptcy Code. Each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed postage prepaid to the Borrower in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which such sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent. In addition, the Administrative Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be applied to the Secured Obligations. The Administrative Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Administrative Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Administrative Agent or the Lenders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, directors, employees, counsel or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors, for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise, and the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Hedging Agreement or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated therein, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agents and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.

                  (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of the applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 2.10(b) of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9. Rights of the Administrative Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust,
                  and give discharges and releases concerning the Collateral of such Obligor, all as the Administrative Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any
                  court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

                           (iv) to receive, open and dispose of mail addressed
                  to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

                           (v) to sell, assign, transfer, make any agreement in
                  respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

                           (vi) to adjust and settle claims under any insurance
                  policy relating thereto;

                           (vii) to execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (viii) to institute any foreclosure proceedings that
                  the Administrative Agent may deem appropriate; and

                           (ix) to do and perform all such other acts and things
                  as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any Hedging Agreement between a Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time, subject to the provisions of the Credit Agreement, assign the Secured Obligations or any portion thereof and/or the Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

                  (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 8 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

         10. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in
Section 2.13(b) of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

         12. Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than inchoate indemnity obligations) remain outstanding or any Credit Document or Hedging Agreement between a Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents), and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of their liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

         14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Administrative Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of, or intentional breach of applicable law by, the Administrative Agent, or such Lender, or its officers, employees or agents.

         15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformity with Section 9.2 of the Credit Agreement.

         16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         18. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Venue. This Security Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina. The provisions of the Credit Agreement relating to submission to jurisdiction, waiver of jury trial and venue are hereby incorporated by reference herein, mutatis mutandis.

         19. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         20. Entirety. This Security Agreement, the other Credit Documents and all Hedging Agreements between the Credit Parties and the Lenders represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, such Hedging Agreements or the transactions contemplated herein and therein.

         21. Survival. All indemnification obligations and representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Hedging Agreements between the Credit Parties and the Lenders, the delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         22. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Hedging Agreement between a Credit Party and any Lender.

         23. Joint and Several Obligations of Obligors.

                  (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and the Hedging Agreements between the Credit Parties and the Lenders, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         24. Partial Releases. Upon the written request of any of the Obligors, the Administrative Agent agrees to provide, execute and file any and all financing statement amendments, releases, terminations or other documents or instruments that may be necessary to evidence the release of the security interests of the Lenders in the portion of the Collateral designated by such Obligor to be transferred, sold, or otherwise disposed of, by such Obligor in accordance with the terms of the Credit Agreement.

         25. Excluded Receivables Definition. Notwithstanding any other provision of this Agreement, until the date on which the Aggregate Unpaids (as defined in the Bank One Purchase Agreement) have been indefeasibly paid in full and the Bank One Purchase Agreement terminates in accordance with its terms, the definition of Excluded Receivables in this Agreement shall not be amended, restated or otherwise modified without the prior written consent of the Agent under, and as defined, in the Bank One Purchase Agreement.

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           SUIZA FOODS CORPORATION,
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


GUARANTORS:                         MORNINGSTAR FOODS INC.,
                                    a [__________] corporation

                                    MORNINGSTAR SERVICES INC.,
                                    a [__________] corporation

                                    NEPTUNE DELAWARE CORPORATION,
                                    a [__________] corporation

                                    NEVA PLASTICS MANUFACTURING CORP.,
                                    a [__________] corporation

                                    SUIZA DAIRY CORPORATION,
                                    a [__________] corporation

                                    SUIZA FRUIT CORPORATION,
                                    a [__________] corporation

                                    SUIZA MANAGEMENT CORPORATION,
                                    a [__________] corporation

                                    THE MORNINGSTAR GROUP INC.,
                                    a [__________] corporation

                                    [ADD DEAN ENTITIES AND ADDITIONAL SUIZA
                                    SUBSIDIARIES]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

         Accepted and agreed to as of the date first above written.

                                    FIRST UNION NATIONAL BANK,
                                    as Administrative Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                  SCHEDULE 2(d)

                             COMMERCIAL TORT CLAIMS

                                  SCHEDULE 4(a)

A.       PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICES








B.       MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES







C.       LOCATION(S) OF COLLATERAL

                                SCHEDULE 5(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS


United States Copyright Office


         Please be advised that pursuant to the Security Agreement dated as of _______, 2001 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union National Bank, as Administrative Agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                   COPYRIGHTS

                                                                                Date of
         Copyright No.                  Description of Copyright               Copyright
         -------------                  ------------------------               ---------

                             COPYRIGHT APPLICATIONS

            Copyright                  Description of Copyright             Date of Copyright
         Applications No.                    Applied For                      Applications
         ----------------              ------------------------             -----------------


         The Obligor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                    Very truly yours,

                                    -------------------------------------------
                                    [Obligor]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
as Administrative Agent

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                SCHEDULE 5(f)(ii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS


United States Patent and Trademark Office


         Please be advised that pursuant to the Security Agreement dated as of ______, 2001 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union National Bank, as Administrative Agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:


                                     PATENTS

                                      Description of Patent                Date of
         Patent No.                            Item                         Patent
         ----------                   ---------------------                -------

                               PATENT APPLICATIONS

           Patent                                                      Date of Patent
      Applications No.                                                  Applications
      ----------------                                                 --------------

         The Obligor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                    Very truly yours,

                                    -------------------------------------------
                                    [Obligor]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
as Administrative Agent

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                               SCHEDULE 5(f)(iii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office


         Please be advised that pursuant to the Security Agreement dated as of ______, 2001 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union National Bank, as Administrative Agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                   TRADEMARKS

                                       Description of Trademark           Date of
    Trademark Registration No.                  Item                     Trademark
    --------------------------         ------------------------          ---------

                             TRADEMARK APPLICATIONS

            Trademark                    Description of Trademark             Date of Trademark
         Applications No.                      Applied For                      Applications
         ----------------                ------------------------             -----------------

         The Obligor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                    Very truly yours,

                                    -------------------------------------------
                                    [Obligor]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
as Administrative Agent

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------